EXHIBIT 10.1

DEBENTURE

From:

TAPIMMUNE INC.

To:

[---------------------------]

TapImmune Inc.
Unit 2, 3590 West 41st Avenue, Vancouver, British Columbia, Canada, V6N 3E6
__________

DEBENTURE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.  THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.
(OR)
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE ACT.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION OR COMPLIANCE WITH REGULATION S.  FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE BORROWER.  THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.
(AND, IF APPLICABLE)
UNLESS PERMITTED UNDER APPLICABLE SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES IN CANADA BEFORE THE EARLIER OF (I) THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE THE BORROWER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE BORROWER IS A SEDAR FILER, AND (II) THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE BORROWER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE SUBSCRIBER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.
(AND)
UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

TO THE SECURED LOAN AGREEMENT
Between the BORROWER and the LENDER
Aggregate Principal Sum of U.S. $[--------]

THIS DEBENTURE is provided, dated and made effective as of the [---] day of [----------] 2009 (the “Effective Date”).

FROM:

TAPIMMUNE INC., a company incorporated under the laws of the State of Nevada, U.S.A., , and having an address for notice and delivery located at Unit 2, 3590 West 41st Avenue, Vancouver, British Columbia, Canada, V6N 3E6

(the “Borrower”);

TO:

[----------------], having an address for notice and delivery located at [--------------].

(the “Lender”);

(the Borrower and the Lender being hereinafter singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires).

FOR VALUE RECEIVED THE BORROWER HEREBY PROMISES TO PAY TO THE LENDER the aggregate principal sum of [--------------] dollars (U.S.$[------------]) in lawful money of the United States (hereinafter referred to as the “Principal Sum”) together with interest accruing thereon and commencing on the above-referenced Effective Date at the rate of thirty percent (30%) per annum (and if such rate is deemed usurious, the maximum non-usurious rate of interest that Lender is permitted under the applicable law of the jurisdiction that found such rate to be usurious to contract for, take, charge, or receive from Borrower), calculated daily and payable in full quarterly during the continuance of any portion of the Principal Sum being outstanding hereunder (herein the “Interest”) prior to maturity; with any such outstanding Interest to be payable in full to the Lender on repayment of the Principal Sum in the manner as set forth immediately hereinbelow; failing which the Lender may immediately realize upon any of the “Security” which has been provided by the Borrower to the Lender in conjunction with the delivery of this Debenture; all in accordance with the terms and conditions of this Debenture (the “Debenture”) which is Schedule “A” to that certain “Secured Loan Agreement” of even date herewith (the “Loan Agreement”) as entered into between the Parties hereto.

NOW THEREFORE THIS DEBENTURE FURTHER PROVIDES THAT, subject to the prior application of the provisions provided for in section “3.5” of the Loan Agreement, the Principal Sum, together with all outstanding Interest accrued thereon as specified hereinabove, is hereby irrevocably and unconditionally due and payable by the Borrower to the Lender at or before 5:00 p.m. (Vancouver, British Columbia, time) on or before the first business day which is one hundred and eighty (180) days from the Effective Date of each such Loan advance hereunder (the “Final Principal Sum Payment Date”); failing which the Lender may immediately realize upon any of the Security which has been provided by the Borrower to the Lender in accordance with the terms of this Debenture and the Loan Agreement (the period of time between the Effective Date and the Final Principal Sum Payment Date being, herein, the “Term”).

The Borrower may prepay and redeem any portion of the Principal Sum portion of the Loan in whole or in part at any time prior to the Final Principal Sum Payment Date (the “Right of Redemption”) and in the manner as set forth immediately hereinbelow by providing the Lender with no less than five calendar days’ prior written notice (the “Redemption Notice”) of its Right of Redemption intention to redeem and repay all or any portion of the Principal Sum and any Interest accrued thereon which would be due and owing by the Borrower to the Lender at the end of such five-day period (collectively, the “Redemption Amount”) (such day at the end of such five-day period being the “Redemption Date” and, for clarity, such Redemption Date would be the date to which such Principal Sum and Interest would be calculated and due and payable to the Lender at the close of business, in Vancouver, British Columbia, Canada, on such Redemption Date).

In order to provide such Redemption Notice, the Borrower will be required, at the date of its delivery to the Lender of the Redemption Notice, to provide to the Lender’s counsel, or to such other mutually agreeable holder (the “Escrow Holder”), a certified cheque or bank draft representing the entire Redemption Amount and made payable to the Lender in funds of the United States, or funds by way of wire transfer to such designation as may be directed by the Lender in its sole and absolute discretion, in the amount of any such Redemption Amount.  Thereupon, and should the proposed Redemption Amount in fact represent all of the Principal Sum and any Interest accrued thereon which would be due and owing by the Borrower to the Lender under this Debenture and the Loan Agreement at the Redemption Date, then the Lender will be required to provide to the Escrow Holder, and as soon as reasonably possible after its receipt of the Redemption Notice, all such registerable discharges as may be necessary to relieve the Borrower of any obligation to the Lender under each of this Debenture, the Loan Agreement and each and every other Security instrument already provided by the Borrower to the Lender under the terms and conditions of the Loan Agreement (collectively, the “Discharges”).

On the second business day subsequent to the Redemption Date the Escrow Holder, if applicable, shall deliver to the Lender the Redemption Amount and, only if also applicable, to the Borrower the Discharges, and, unless otherwise directed in writing by the Parties prior thereto, to the Parties’ respective addresses for notice and delivery as set forth on the front page of this Debenture.

AS SECURITY for such payment of the said Principal Sum and Interest and all other moneys owing by the Borrower to and for the performance of the obligations and other covenants of the Borrower herein contained, the Borrower hereby grants, mortgages, pledges, charges, assigns and conveys to and in collective favour of the Lender (subject to the exception hereinafter contained as to the last day of the term of any agreement therefor), as and by way of a fixed and floating charge, all of the Borrower’s undertaking and all of the Borrower’s properties and assets for the time being, real and personal, movable and immovable, of whatsoever nature and kind, both present and that acquired during the term of this Debenture and the obligations hereunder, including, without limiting the generality of the foregoing, the Borrower’s uncalled capital and goodwill and all real and personal, movable and immovable, property now owned or hereafter acquired by the Borrower and all of the Borrower’s present and future rents, revenues, incomes, moneys, rights, franchises, motor vehicles, inventories, machinery, equipment, materials, supplies, book debts, accounts receivable, negotiable and non-negotiable instruments, conditional sales contracts, judgments, securities, choses in action, all intellectual property (including all patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, trade secrets, licenses, domain names, mask works, information and proprietary rights and processes as are necessary to the conduct of the Borrower’s business as now conducted and as presently proposed to be conducted)  and all other property and things of value of every kind and nature, tangible and intangible, legal and equitable, which the Borrower may be possessed of or entitled to or which may hereafter be acquired by the Borrower, including any greater right, title and interest therein or any part thereof which the Borrower may acquire and hold during the currency of the Debenture after the Effective Date hereof (collectively, the “Mortgaged Property”).

TO HAVE AND TO HOLD the same unto and to the use of the Lender and the Lender’s successors and assigns upon and subject to the terms and conditions herein set forth.

Mortgaged Property, wherever used, means and includes the specifically mortgaged property and the undertaking and all other property and assets, present and future, of the Borrower expressed herein or in any instruments supplemental hereto or in implement hereof to be mortgaged or charged for or with the payment of the moneys intended to be secured hereby by way of a fixed charge.

The last day of any term of years reserved by any agreement therefor is excepted out of the mortgage and charges hereby created and does not form any part of the Mortgaged Property; but if any sale is made under or pursuant to the powers herein contained of any interest forming part of the Mortgaged Property the Borrower will thereafter stand possessed of such last day and will hold the same in trust to assign to any person who may acquire such term or any part thereof.

This Debenture is issued subject to and with the benefit of the conditions annexed hereto, which are to be deemed part of it.

WITNESS the hand of the authorized representative of the undersigned Borrower given under seal as of the Effective Date determined hereinabove.

The COMMON SEAL of)
TAPIMMUNE INC.,)
the Borrower herein,)
was hereunto affixed in the presence of:)(C/S)
)
)
)
Authorized Signatory)

CONDITIONS REFERRED TO IN THE DEBENTURE ANNEXED HERETO

The Borrower hereby covenants and agrees with the Lender as follows, namely:

1.
This Debenture is issued in accordance with resolutions of the Directors of the Borrower and all other matters and things have been done and performed so as to authorize and make the creation and issue of this Debenture and the execution thereof legal and valid and in accordance with the requirements of the laws relating to the Borrower and all other statutes and laws in that behalf. This Debenture is validly issued, fully paid and nonassessable and free of restrictions on transfer other than applicable provincial, state and federal securities.

2.
The Borrower lawfully owns and is lawfully possessed and seized of the specifically Mortgaged Property and has good title thereto, free from all liens, charges and encumbrances, save only those referred to herein, has good right and lawful authority to grant, mortgage, pledge, charge, encumber, bargain, sell, assign and convey the Mortgaged Property according to the true meaning and intent of this Debenture and will defend the title to the Mortgaged Property for the benefit of against the claims and demands of all persons.

3.
The Principal Sum and Interest monies hereby secured will be paid without regard to any equities between the Borrower and the Lender or any intermediate holder hereof or any right of setoff or counterclaim; and the receipt of the Lender or the holders hereof for payment of such moneys and Interest will be a sufficient discharge to the Borrower for the same.

4.	The Principal Sum and Interest moneys hereby secured will become immediately due and payable on demand by the Lender or, unless waived by the Lender, in any of the following events:

(a)	if an order is made or a resolution is passed or a petition is filed for the winding-up, dissolution, liquidation or amalgamation of the Borrower;

(b)
if the Borrower makes an assignment or proposal or a bankruptcy petition is filed or presented against the Borrower or the Borrower otherwise becomes subject to the provisions of any legislation for the benefit of its creditors or otherwise acknowledges its insolvency;

(c)	if any execution, sequestration, extent or any other process of any kind becomes enforceable against the Borrower and is not satisfied within 10 calendar days;

(d)
if a distress or analogous process is levied upon the Mortgaged Property of the Borrower or any part thereof unless the process is in good faith disputed by the Borrower and the Borrower gives adequate security to pay in full the amount claimed;

(e)	if the Borrower ceases or demonstrates an intention to cease to carry on the Borrower’s business;

(f)	if a receiver of all or any part of the Mortgaged Property charged hereby is appointed;

(g)	if an encumbrancer takes possession of the Mortgaged Property of the Borrower or any part thereof;

(h)	if the Borrower, without the prior written consent of the Lender, authorizes the purchase of all or substantially all of the Borrower’s shares;

(i)	if the Borrower carries on any business that it is restricted from carrying on by its Memorandum or Articles;

(j)	if any statutory declaration of the Secretary or other officer or director of the Borrower delivered in connection with this Debenture contains any misstatement; or

(k)
if the Borrower defaults in observing or performing any other covenant, agreement or condition of this Debenture or the Loan Agreement on its part to be observed or performed and such default is not cured within a period of 10 calendar days following the giving of written notice of default to the Borrower by the Lender.

5.
The Lender may waive any default by the Borrower in the observance or performance of any covenant, agreement or condition contained in this Debenture or any other event which without such waiver would cause the moneys hereby secured to be immediately due and payable but no such waiver or other act or omission of the Lender will extend to or affect any subsequent default or event or the rights resulting therefrom.

6.
The security hereby constituted will become enforceable if the Principal Sum and Interest moneys hereby secured are not paid when the same become due and payable in accordance with the provisions herein contained.

7.
At any time after the Principal Sum and Interest moneys hereby secured have become payable and remain unpaid, the Lender may by instrument in writing appoint any person, whether an officer or employee of such Lender or not, to be a receiver or receiver-manager (the “Receiver”) of the property and assets hereby charged and may remove any Receiver so appointed and appoint another in his stead.

Any Receiver so appointed shall have the power:

(a)	to take possession of, collect and get in the Mortgaged Property and for that purpose to take any proceedings in the name of the Borrower or otherwise;

(b)	to carry on or concur in carrying on the business of the Borrower and for that purpose to raise money on the Mortgaged Property in priority to this Debenture or otherwise;

(c)
to sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property and to convert the same or any part thereof into money, with full power to sell any Mortgaged Property either together or in parcels and either by public auction or private contract and either for a lump sum or for a sum payable by installments or for a sum on account and a mortgage or charge for the balance (and the Receiver will not be accountable for any moneys until actually received), and with full power upon every such sale to make any special or other stipulation as to title or otherwise which the Receiver may deem proper, and with full power to buy in or rescind any contract for sale of the Mortgaged Property or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby; and

(d)	to make any arrangement or compromise which he may think expedient to the interests of the Lender.

To enable any Receiver so appointed to exercise the powers granted to the Receiver by this section, the Borrower hereby appoints each such Receiver to be its attorney to effect a sale or lease or any of the Mortgaged Property by conveying or leasing in the name of or on behalf of the Borrower or otherwise, and under the Receiver’s own seal; and any deed, lease, agreement or other instrument signed by any such Receiver under the Receiver’s seal pursuant hereto will have the same effect as if it were under the corporate seal of the Borrower.

The Lender of any sale purporting to be made by such Receiver pursuant hereto will not be bound to inquire whether any notice required hereunder has been given or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made or continues or notice that the sale is otherwise unnecessary, improper or irregular; and despite any impropriety or irregularity or notice thereof to any other lender, the sale as regards such Lender will be deemed to be within the aforesaid powers and be valid accordingly and the remedy (if any) of the Borrower in respect of any impropriety or irregularity whatsoever in any such sale will be in damages only.

Any Receiver so appointed will be deemed to be the agent of the Borrower, and the Borrower will be solely responsible for his acts or defaults and for the Receiver’s remuneration and expenses, and will not be in any way responsible for any misconduct or negligence on the part of any such Receiver.

All moneys received by such Receiver after providing for payment of all claims and charges (if any) ranking prior to this Debenture and for all costs, charges and expenses of or incidental to the appointment of the Receiver including the reasonable remuneration of the Receiver and all outgoings properly payable by him will be applied:

FIRST:	in or towards payment to the Lender of the Principal Sum and all other moneys (other than Interest) hereby secured.

SECONDLY:	in or towards payment to the Lender of all arrears of Interest remaining unpaid on this Debenture; and

THIRDLY:	the surplus (if any) will be paid to the Borrower.

The rights and powers conferred by this section are supplemental to and not in substitution for any rights and powers the Lender may from time to time have.

8.
The Borrower will pay to the Lender on demand the amount of all expenses including, without limiting the generality of the foregoing, all legal fees (on a solicitor and client basis) and other costs, charges and expenses incurred by the Lender relating to the creation and registration of this Debenture or in recovering or enforcing payment of the moneys hereby secured, or in realizing upon this Debenture or any other securities for such moneys, or in taking possession of or protecting or realizing upon any property comprised in any such security, all of which together with Interest thereon at the rate provided for in this Debenture will be secured hereby, and in default of payment thereof all remedies hereunder and at law and in equity will be exercisable.

9.	This Debenture is to be treated as a negotiable instrument and all persons are invited by the Borrower to act accordingly.

10.	This Debenture is in addition to and not in substitution for any other security now or hereafter held by the Lender.

11.
The security created by this Debenture is a continuing security for the payment of all indebtedness, both present and future, and all and every liability, present or future, direct or indirect, absolute or contingent, of the Borrower to the Lender.

12.	The Borrower will at all times during the currency of this Debenture:

(a)
give to the Lender any information which it may reasonably require relating to the business of the Borrower, and upon request furnish access to its books and accounts and records at all reasonable times, and provide copies of its annual financial statements certified by a chartered accountant within 120 calendar days after the end of each fiscal year of the Borrower;

(b)
maintain and preserve its charter and corporate organization in good standing and, subject to all the provisions herein contained, diligently preserve all the rights, powers, privileges and goodwill owned by the Borrower;

(c)	conduct the Borrower’s business in a proper and businesslike manner;

(d)
insure and keep insured against all risks or hazards to their full insurable value all of its property and assets which are of an insurable nature, and pay the premiums for all such insurance, and on request deliver to the Lender a copy of the policy or policies of such insurance;

(e)
duly and punctually pay, perform and observe all rent, taxes, local improvement rates, assessments, covenants and obligations whatsoever which ought to be paid, performed or observed by the Borrower in respect of all or any part of the property hereby charged;

(f)
fully and effectually register this Debenture in all jurisdictions and places where the Borrower carries on business or registration is required, and otherwise maintain and keep maintained the security hereby created as valid and effective security;

(g)
pay duly and punctually all taxes, levies and assessments, and all debts and obligations to labourers, workmen, employees, contractors, sub-contractors, suppliers of material and others which, if unpaid, might under the laws of either the Province of British Columbia, the United States or otherwise have priority over the security hereby created or any part thereof; and

(h)
make all payments and perform each and every covenant, agreement and obligation under any lease now held or hereafter acquired by the Borrower and any mortgage, debenture, trust deed or agreement charging any property or assets of the Borrower as and when the same are required to be paid or performed.

13.
If the Borrower fails to perform any of the covenants, agreements or conditions herein contained the Lender may, in its sole and absolute discretion, perform the same, and if any such covenant, agreement or condition required the payment or expenditure of money, the Lender may make such payment or expenditure; and all costs, charges and expenses thereby incurred and all sums so paid or expended will bear Interest at the rate provided for in this Debenture, will be at once payable by the Borrower to the Lender and will be secured hereby and have the benefit of the charges hereby created.

14.
The Borrower will not at any time during the currency of this Debenture, without the prior written consent of the Lender, alter its Memorandum by altering any restriction upon the business carried on or to be carried on by the Borrower, or upon its powers.

15.
Neither the preparation, nor the execution nor the registration of this Debenture binds the Lender to advance the moneys hereby secured, nor will the advance of part of such moneys bind the Lender to advance any unadvanced portion thereof, but nevertheless the charges hereby created take effect forthwith upon the execution of these presents by the Borrower.

16.
Neither the taking of any judgment nor the exercise of any power of seizure or sale or any other rights or powers of the Lender hereunder will operate to extinguish the liability of the Borrower to make payment of the Principal Sum and Interest monies hereby secured, nor will the same operate as a merger of any covenant or affect the right of the Lender to Interest at the rate hereinbefore provided.

17.	The Lender, in addition to any other powers given to the Lender under this Debenture, has the power:

(a)	to release any Mortgaged Property of the Borrower from the charge created by or pursuant to this Debenture;

(b)
to agree to any modification, compromise, release or waiver of the rights of the Lender against the Borrower or against the Borrower’s property, whether such rights arise under this Debenture or otherwise; and

(c)	to accept any other properties or securities in substitution for this Debenture.

Any notice given to the Borrower in connection with this Debenture will be in writing and may be given by delivering the same or by sending the same by prepaid registered post addressed to the Borrower at Unit 2, 3590 West 41st Avenue, Vancouver, British Columbia, Canada, V6N 3E6 (or at such other address as may be substituted therefor by notice in writing given by the Borrower to the Lender).  Any notice so delivered will be deemed to have been received by the Borrower upon delivery, and any notice so mailed will be deemed to have been received by the Borrower on the tenth business day following the day on which it was so mailed; but any notice given during a strike, lockout or other labour disturbance at the Post Office will be delivered and not mailed.

18.	Time is of the essence of this Debenture.

19.When the context hereof makes it possible, the word “person” appearing in this Debenture includes in its meaning any body corporate or politic; and the word “Lender” as the case may be includes any subsequent holder hereof, and any appointment or removal under section “7.” may be made by writing, signed or sealed by any such holder; and words in the singular include the plural, and words importing the masculine gender include females and any body corporate or politic.

20.	This Debenture and all its terms and conditions will enure to the benefit of the Lender and its successors and assigns, and will be binding upon the Borrower and the Borrower’s successors and assigns.

4